Filed pursuant to Rule 497(e)
under the Securities Act of
1933, as amended
Securities Act File No. 333-141120

FUNDVANTAGE TRUST

SKYBRIDGE DIVIDEND VALUE FUND

(THE “FUND”)

Supplement dated February 25, 2019 to the Prospectus for the Fund dated September 1, 2018

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, the the first paragraph of the Class A Shares “Reduced Sales Charges” discussion on page 12 of the Prospectus is hereby deleted and replaced with the following:

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A, Appendix B and Appendix C of the Prospectus for a description of waivers or discounts available through certain intermediaries. Additional information is available in the sections titled “Front-End Sales Charge” and “Contingent Deferred Sales Charge (“CDSC”).”

Effective immediately, the following is added as Appendix C to the Prospectus:

APPENDIX C

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and Raymond James affiliates (collectively, “Raymond James”) platform or account will be eligible only for the following front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers and discounts, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Raymond James
●	Shares purchased in an investment advisory program.
●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James
●	Death or disability of the shareholder.
●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
●	Return of excess contributions from an IRA Account.
●	Shares sold as a part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 ½ as described in the Fund’s prospectus.
●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
●	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation
●	Breakpoints as described in this Prospectus.
●	Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible Fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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